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                                                                    EXHIBIT i(2)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 14 of AIM Variable Insurance Funds, Inc.




                                               /s/ TAIT, WELLER & BAKER
                                               ------------------------
                                               TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
September 20, 1999